UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report December 20, 2013

MVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

WV	000-50567	20-0034461
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

301 Virginia Avenue, Fairmont, WV  26554-2777
(Address of Principal Executive Offices) (Zip Code)

304-363-4800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                                           Unregistered Sales of Equity Securities

As of December 16, 2013, MVB Financial Corp. has sold 230,032 shares of common stock at $32 per share, totaling $7,361,024 under Section 4(2) of the Securities Act of 1933, as amended, and under Rule 506(c) of Regulation D promulgated thereunder.  No underwriter was involved, and there were no underwriting discounts or commissions.  All sales were made to accredited investors.  MVB Financial Corp. believes the offering satisfies all terms and conditions of Rule 506(c) of Regulation D.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MVB Financial Corp
By	/s/ Larry F. Mazza
Larry F. Mazza
Chief Executive Officer

Date:  December 20, 2013

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